                                                                   EXHIBIT 10.23


     THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OR CONVERSION HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE LAWS, AND NO INTEREST THEREIN MAY BE SOLD, DISTRIBUTED, ASSIGNED, OFFERED, PLEDGED OR OTHERWISE TRANSFERRED WITHOUT
     (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


                              WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK
                                       OF
NO.  ____                    POINTCAST INCORPORATED            DECEMBER 11, 1997
                            A CALIFORNIA CORPORATION


     This certifies that, for value received, Benchmark Founders' Fund, L.P. (together with any registered assignee(s), the "Holder") is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and at or prior to 11:59 p.m. on the Expiration Date (as defined below), but not thereafter, to acquire from PointCast Incorporated, a California corporation (the "Company"), in whole or from time to time in part, up to 38,321 fully paid and nonassessable shares of Common Stock of the Company ("Warrant Stock") at a purchase price equal to $5.00 per share (the "Exercise Price"). Such number of shares, type of security and Exercise Price are subject to adjustment as provided herein, and all references to "Warrant Stock" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

     1.   TERM

          (a) Termination and Expiration.  If not earlier exercised, the Warrant
              --------------------------
              shall expire on the date (the "Expiration Date") that is the earlier of (i) eighteen (18) months after the consummation of a firmly underwritten public offering pursuant to the Securities Act of 1933, as amended (the "Securities Act"), by the Company of its capital stock with aggregate gross proceeds to the Company of not less than $20,000,000 and with a price per share of not less than $9.50, subject to appropriate adjustment for stock splits, stock dividends, combinations, recapitalizations and the like (a "Qualified IPO") and (ii) 60 months after the date first set forth above.

          (b) Exceptions.  Notwithstanding the foregoing, in the event the
              ----------
              Company is proposed to be acquired in a bona fide transaction (i.e., not a mere recapitalization, reincorporation for the purpose of changing corporate domicile, or similar transaction) (the "Acquisition"), regardless of the form of the transaction (e.g., merger, consolidation, exclusive license, sale or lease of assets or sale of stock), the Company shall give the Holder not less than fifteen (15) business days notice of the record date for determining the shareholders of the Company entitled to vote on (or otherwise approve) the Acquisition; the Company shall provide the Holder with all information with respect to the Acquisition that is otherwise provided to shareholders of the Company at such time and from time to time during the pendency of the Acquisition, including (but not limited to) the proposed price to be paid in the proposed Acquisition; the Holder shall have the right to exercise same on or prior to the record date of shareholders eligible to vote (or otherwise approve) with respect to the proposed Acquisition; if the Warrant is not exercised on or prior to such record date, the Warrant shall expire upon the occurrence of the consummation of the Acquisition, provided that if the Acquisition is not consummated, then the Holder shall be entitled to revoke the exercise of this Warrant pursuant to the operation of this Section 1(a).

     2.  EXERCISE OF WARRANT

     The purchase rights represented by this Warrant are exercisable by the registered holder hereof, in whole or in part, at any time and from time to time at or prior to the Expiration Time by the surrender of this Warrant and the Notice of Exercise form attached hereto duly executed to the principal executive office of the Company at the address set forth on the signature page hereof (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company), and upon payment of the Exercise Price for the shares thereby purchased by cash, check or wire transfer or, at the election of the Warrantholder, may be made on a "net exercise" basis, in which event the Company shall issue the Warrantholder a number of shares of Common Stock computed using the following formula:

                                 Y = X(A-B)/A

Where:

     X = the number of equal shares of Common Stock for which this Warrant is exercisable;

     Y  =  the number of shares of Common Stock to be issued to the Holder;

     A = the Fair Market Value (as defined below) of one share of the Company's Common Stock on the date of conversion of this Warrant; and

     B = the Exercise Price for one share of the Company's Common Stock under this Warrant.

     If the above calculation results in a negative number, then no shares of Warrant Stock shall be issued or issuable upon conversion of this Warrant.

     "Fair Market Value" of a share of Common Stock shall mean:

     (a) if this Warrant is exercised (i) immediately prior to a Qualified IPO, and (ii) if the Company's Registration Statement on Form S-1 or SB-2 (or successor or equivalent forms) relating to such public offering has been declared effective by the Securities and Exchange Commission, then the Fair Market Value per share shall be the price per share to the public as specified in the final prospectus with respect to the offering;

     (b) if this Warrant is exercised after the consummation of a Qualified IPO, then:

          (i) if traded on a securities exchange, the Fair Market Value per share of Common Stock shall be deemed to be the average of the closing sales prices of the Company's Common Stock over a ten
               (10) day trading period (or for such shorter period as the Company's Common Stock may have been trading) ending three (3) days before the Exercise Date, or

          (ii) if traded over-the-counter, the Fair Market Value per share of Common Stock shall be deemed to be the average of the prices of the Company's Common Stock quoted on The Nasdaq Stock Market, Inc. (or NASD bulletin board or any similar system) over the ten
               (10) day trading period (or for such shorter period as the Company's Common Stock has been trading) ending three (3) days before the Exercise Date; or

     (c) if this Warrant is exercised prior to a Qualified IPO (except as provided in clause (a) above), the Fair Market Value per share of Common Stock shall be equal to an amount determined in good faith by the Company's Board of Directors, but shall in no event be less than the actual sale price per share in the Company's latest financing.

     Upon exercise of this Warrant in accordance with this Section 2, the holder of this Warrant shall be entitled to receive from the Company a stock certificate in proper form representing the number of shares of Warrant Stock so purchased, and a new Warrant in substantially identical form and dated as of such exercise for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so exercised.

     3.  CONVERSION OF WARRANT

     The Holder shall have the right to convert this Warrant, in whole or in part, at any time (including, but not limited to, the occurrence of an Acquisition of the Company) and from time to time at or prior to the Expiration Time by the payment of the Exercise Price (as hereinafter defined), and surrender of this Warrant and the Notice of Conversion form attached hereto duly executed to the principal executive office of the Company at the address set forth on the signature page hereof (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of such Holder appearing on the books of the Company), into shares of Warrant Stock as provided in this Section 3. Payment of the Exercise Price may be made by cash, check or wire transfer or, at the election of the Warrantholder, may be made on a "net exercise" basis, in which event the Company shall issue the Warrantholder a number of shares of Common Stock computed using the formula set forth in
Section 2.

     Upon conversion of this Warrant in accordance with this Section 3, the Holder hereof shall be entitled to receive a certificate for the number of shares of Warrant Stock determined in accordance with the foregoing, and a new Warrant in substantially identical form and dated as of such conversion for the purchase of that number of shares of Warrant Stock equal to the difference, if any, between the number of shares of Warrant Stock subject hereto and the number of shares of Warrant Stock as to which this Warrant is so converted.

     4.  ISSUANCE OF SHARES; NO FRACTIONAL SHARES OR SCRIP

     Certificates for shares purchased hereunder or issuable upon conversion hereof shall be delivered to the Holder promptly after the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. The Company hereby represents and warrants that all shares of Warrant Stock which may be issued upon the exercise or conversion of this Warrant will, upon such exercise or conversion, be duly and validly authorized and issued, fully paid and nonassessable and free from all liens and encumbrances in respect of the issuance thereof (other than liens or encumbrances created by or imposed upon the Holder of the Warrant Stock). The Company agrees that the shares so issued shall be and shall for all purposes be deemed to have been issued to such Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised or converted in accordance with the terms hereof. No fractional shares or scrip representing fractional shares shall be issued upon the exercise or conversion of this Warrant. With respect to any fraction of a share called for upon the exercise or conversion of this Warrant, an amount equal to such fraction multiplied by the Fair Market Value of a share of Warrant Stock on the date of exercise or conversion shall be paid in cash or check to the Holder.

     5.  CHARGES, TAXES AND EXPENSES

     Issuance of certificates for shares of Warrant Stock upon the exercise or conversion of this Warrant shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder provided, however, that in the event certificates for shares of Warrant Stock are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise or conversion shall be accompanied by the Assignment Form attached hereto duly executed by the Holder.

     6.   RIGHTS AS SHAREHOLDERS

     No Holder of this Warrant, as such, shall be entitled to vote upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or be deemed the holder of

Common Stock until this Warrant shall have been exercised or converted in whole or in part and the Warrant Stock purchasable upon such exercise shall have become deliverable, as provided herein.

     7.  COMPANY'S RIGHT OF FIRST REFUSAL PRIOR TO WARRANT EXERCISE

     Before the Warrant may be sold or otherwise transferred by the Holder or any transferee (including transfer by gift or operation of law), the Company or its assignee(s) shall have a right of first refusal to purchase the Warrant on the terms and conditions set forth in this Section 7 (the "Right of First Refusal").

          (a) Notice of Proposed Transfer.  The Holder shall deliver to the
              ---------------------------
              Company a written notice (the "Notice") stating: (i) the Holder's bona fide intention to sell or otherwise transfer the Warrant;
              (ii) the name of the proposed purchaser or other transferee ("Proposed Transferee"); and (iii) the bona fide cash price or other consideration for which the Holder proposes to transfer the Warrant (the "Offered Price"), and the Holder shall offer the Warrant at the Offered Price to the Company or its assignee(s), provided that any such assignee is a securityholder of the Company.

          (b) Exercise of Right of First Refusal.  At any time within 20 days
              ----------------------------------
              after receipt of the Notice, the Company or its assignee(s) may, by giving written notice to the Holder, elect to purchase the Warrant proposed to be transferred to the Proposed Transferee, at the purchase price determined in accordance with subsection (c) below.

          (c) Purchase Price.  The purchase price ("Purchase Price") for the
              --------------
              Warrant purchased by the Company or its assignee(s) under this Section shall be the Offered Price. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration shall be determined in good faith by the Board of Directors of the Company.

          (d) Payment.  Payment of the Purchase Price shall be made in cash (by
              -------
              check) within 15 days of the Company's written notice to the Holder pursuant to Section 7(b).

          (e) Holder's Right to Transfer.  If the Warrant proposed in the Notice
              --------------------------
              to be transferred to a given Proposed Transferee is not purchased by the Company or its assignee(s) as provided in this Section, then the Holder may sell or otherwise transfer such Warrant to that Proposed Transferee at the Offered Price or at a higher price, provided that such sale or other transfer is consummated within 90 days after the date of the Notice and provided further that any such sale or other transfer is effected in accordance with any applicable securities laws and the Proposed Transferee agrees in writing that the provisions of this Section 7 shall continue to apply to the Warrant in the hands of such Proposed Transferee. If the Warrant described in the Notice is not transferred to the Proposed Transferee within such period, a new Notice shall be given to the Company, and the Company or its assignees shall again be offered the Right of First Refusal before the Warrant held by the Holder may be sold or otherwise transferred.

          (f) Exception for Certain Transfers.  The Warrant may be transferred
              -------------------------------
              without the Company being offered the Right of First Refusal in the following transactions; provided that any Transferee shall agree to the terms of this Section 7 as to the Warrant:

               (1) A Holder's transfer of the Warrant in whole or in part to the
                   Company or to any shareholder of the Company.

               (2) A Holder's transfer of the Warrant in whole or in part to a person who, at the time of such transfer, is an officer or director of the Company.

               (3) A Holder's transfer of the Warrant in whole or in part pursuant to and in accordance with the terms of any merger, consolidation, reclassification of shares or capital reorganization of the corporate shareholder, or pursuant to a sale of all or substantially all of the stock or assets of a corporate shareholder.

               (4) A transfer by a Holder which is a limited or general
                   partnership to any or all of its partners or former partners or any professional employee (or entity of which such employees are the beneficiaries) of such partnership.

               (5) A transfer by a Holder which is a corporation to any parent company of the Holder, or any majority-owned subsidiary of such parent company, provided that any such transferee does not derive a majority of its revenues from products or services that compete directly with products or services from which the Company derives a majority of its revenues.

               (6) Any transfer by a Holder which is a limited liability company to any or all of its members or former members or any professional employee (or entity of which such employees are the beneficiaries) of such limited liability company.

     Any such transfer shall be made upon surrender of this Warrant together with the Assignment Form attached hereto properly endorsed.

          (g) Termination of Right of First Refusal.  The Right of First Refusal
              -------------------------------------
              shall terminate (i) as to any Warrant Stock acquired upon the exercise or conversion of the Warrant in whole or in part, on the effective date of such exercise or conversion and (ii) as to any portion of the Warrant not previously exercised or converted, on the date 180 days after the date of the final prospectus (the "Final Prospectus") contained in a registration statement filed with and declared effective by the Securities and Exchange Commission under the Securities Act relating to the initial public offering by the Company of its capital stock.

     8.   MARKET STAND-OFF AGREEMENT

     The Holder hereby agrees in connection with any registration of the Company's securities (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, pledge (or otherwise encumber or hypothecate), grant any option for the purchase of, or otherwise directly or indirectly dispose of any shares or other securities of the Company (other than those included in the registration) without the prior written consent of the Company and such managing underwriters for such period of time, not to exceed 180 days following the date of the Final Prospectus, as the Board of Directors establishes pursuant to its good faith negotiations with such managing underwriters; provided, however, that the Holder shall not be subject to such market stand-off unless the officers and directors of the Company who own stock of the Company shall also be bound by such restrictions. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period.

     9.  EXCHANGE AND REGISTRY OF WARRANT

     This Warrant is exchangeable, upon the surrender hereof by the Holder at the above-mentioned office or agency of the Company, for a new Warrant in substantially identical form and dated as of such exchange. The Company shall maintain at the above-mentioned office or agency a registry showing the name and address of the registered Holder of this Warrant. This Warrant may be surrendered for exchange, transfer, exercise or conversion, in accordance with its terms, at such office or agency of the Company, and the Company shall be entitled to rely in all respects, prior to written notice to the contrary, upon such registry.

     10.  LOSS, THEFT, DESTRUCTION OR MUTILATION OF WARRANT

     On receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and in case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant, the Company will execute and deliver to the Holder, in lieu thereof, a new warrant in substantially identical form, dated as of such cancellation and reissuance.

     11.  SATURDAYS, SUNDAYS AND HOLIDAYS

     If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday, then such action may be taken or such right may be exercised on the next succeeding business day.

     12.  ADJUSTMENTS

     The type and number of securities of the Company issuable upon exercise of this Warrant and the Exercise Price are subject to adjustment as set forth below:

          (a) If the Company shall at any time declare a dividend payable in shares of Common Stock, then the Warrantholder, upon exercise of this Warrant after the record date for the determination of holders of Common Stock entitled to receive such dividend, shall be entitled to receive upon exercise of this Warrant, in addition to the number of shares of Common Stock as to which this Warrant is exercised, such additional shares of Common Stock as such holder would have received had this Warrant been exercised immediately prior to such record date.

          (b) If the Company shall at any time effect a recapitalization or reclassification of such character that the shares of Common Stock shall be changed into or become exchangeable for a larger or smaller number of shares, then upon the effective date thereof the number of shares of Common Stock which the Warrantholder shall be entitled to purchase upon exercise of this Warrant shall be increased or decreased, as the case may be, in direct proportion to the increase or decrease in the number of shares of Common Stock by reason of such recapitalization or reclassification, and the Exercise Price shall be, in the case of an increase in the number of shares, proportionately decreased and, in the case of a decrease in the number of shares, proportionately increased.

          (c) If the Company shall at any time distribute to holders of Common Stock cash, evidences of indebtedness or other securities or assets (other than cash dividends or distributions payable out of earned surplus) then, in any such case, the Warrantholder shall be entitled to receive, upon exercise of this Warrant, with respect to each share of Common Stock issuable upon such exercise, the amount of cash or evidences of indebtedness or other securities or assets which such holder would have been entitled to receive with respect to each such share of Common Stock as a result of the happening of such event had this Warrant been exercised immediately prior to the record date or other date fixing stockholders to be affected by such event.

          (d) If at any time on or after the date hereof the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares, the Warrant Price in effect immediately prior to such subdivision shall thereby be proportionately reduced and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately increased; and, conversely, if at any time on or after the date hereof the outstanding number of shares of Common Stock shall be combined into a smaller number of shares, the Warrant Price in effect immediately prior to such combination shall thereby be proportionately increased and the number of shares receivable upon exercise of the Warrant shall thereby be proportionately decreased.

          (e) As used in this Warrant the term "Exercise Price" shall mean the purchase price per share specified in this Warrant until the occurrence of an event stated in subsections (b) or (d) of this
              Section 12 and thereafter shall mean said price as adjusted from time to time in accordance with the provisions of said subsections. No adjustment made pursuant to any provision of this
              Section 12 shall have the effect of increasing the total consideration payable upon exercise of this Warrant in respect of all the Common Stock as to which this Warrant may be exercised.

          (f) In the event that at any time, as a result of an adjustment made pursuant to this Section 12, the Warrantholder shall, upon exercise of this Warrant, become entitled to receive shares and/or other securities or assets (other than Common Stock) then, wherever appropriate, all references herein to shares of Common Stock shall be deemed to refer to and include such shares and/or other securities or assets; and thereafter the number of such shares and/or other securities or assets shall be subject to adjustment from time to time in a manner and upon terms as nearly equivalent as practicable to the provisions of this Section 12.

          (g) In case of any adjustment in the Exercise Price or number and type of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the Holder in the form of a certificate, confirmed by an officer of the Company, setting forth such adjustment and showing in reasonable detail the facts upon which adjustment is based.

     13.  NOTICES OF RECORD DATE, ETC.

     In the event of:

          (a) any taking by the Company of a record of the holders of Warrant Stock or securities into which the Warrant Stock is convertible for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution,

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any transfer of all or substantially all the assets of the Company to, or consolidation or merger of, the Company with or into any person,

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company,

          (d) a sale of substantially all of the outstanding capital stock of the Company or the issuance of new shares representing the majority of the Company's right to vote, or

          (e) the consummation of any Qualified IPO of the Company's Common
              Stock,

then and in each such event the Company will mail to the Holder a notice specifying the record date for voting or the date of closing , as applicable, of any event (a)-(e) above. Such notice shall be delivered to the Holder at least fifteen (15) days prior to the actual or proposed date of consummation of the relevant event.

     14.  REPRESENTATIONS AND WARRANTIES

     The Company hereby represents, warrants and agrees that:

          (a) during the period this Warrant is outstanding, the Company will reserve from its authorized and unissued Warrant Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant;

          (b) during the period this Warrant or the Warrant Stock issuable hereunder is outstanding, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon conversion of the Warrant Stock issuable upon exercise or conversion of this Warrant;

          (c) the issuance of this Warrant shall constitute full authority to the Company's officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for the shares of Warrant Stock issuable upon exercise or conversion of this Warrant;

          (d) the Company has all requisite legal and corporate power to execute and deliver this Warrant, to sell and issue the Warrant Stock hereunder, to issue the Common Stock issuable upon conversion of the Warrant Stock and to carry out and perform its obligations under the terms of this Warrant; and

          (e) all corporate action on the part of the Company, its directors and shareholders necessary for the authorization, execution, delivery and performance of this Warrant by the Company, the authorization, sale, issuance and delivery of the Warrant Stock and the Common Stock issuable upon conversion of the Warrant Stock, the grant of registration rights as provided herein and the performance of the Company's obligations hereunder has been taken;

          (f) upon conversion, the Warrant Stock, when issued in compliance with the provisions of this Warrant and the Company's Amended and Restated Articles of Incorporation, will be validly issued, fully paid and nonassessable, and free of any liens or encumbrances, and will be issued in compliance with all applicable federal and state securities laws; and

          (g) upon conversion, the Warrant Stock will not be subject to any preemptive rights, rights of first refusal or similar rights.

     15.  APPLICABLE LAW.

          This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of California.



                 [Remainder of Page Intentionally Left Blank.]

     IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by a duly authorized officer.


Dated:  __________, 1997.            POINTCAST INCORPORATED


                         Signature: ___________________________________________

                         Name:      ___________________________________________

                         Title:     ___________________________________________

                         Address:   ___________________________________________

                                    ___________________________________________

                               NOTICE OF EXERCISE

To:  PointCast Incorporated

     (1) The undersigned hereby elects to purchase __________ shares of Common Stock of PointCast Incorporated pursuant to the terms of the attached Warrant, and tenders herewith payment of the Exercise Price in accordance therewith.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                                         _____________________________________
                                         (Name)



                                         _____________________________________
                                         (Address)

     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws.



________________         Signature: ____________________________________________
     (Date)
                         Name:      ____________________________________________

                         Title:     ____________________________________________

                         Address:   ____________________________________________

                                    ____________________________________________

                              NOTICE OF CONVERSION

To:  PointCast Incorporated

     (1) The undersigned hereby elects to convert that portion of the attached Warrant representing the right to purchase ________ shares of Common Stock into such number of shares of Common Stock of PointCast Incorporated as is determined pursuant to Section 3 of such Warrant, which conversion shall be effected pursuant to the terms of the attached Warrant.

     (2) Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name as is specified below:


                                         _____________________________________
                                         (Name)



                                         _____________________________________
                                         (Address)


     (3) The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, except in compliance with applicable federal and state securities laws.



________________         Signature: ____________________________________________
     (Date)
                         Name:      ____________________________________________

                         Title:     ____________________________________________

                         Address:   ____________________________________________

                                    ____________________________________________

                                ASSIGNMENT FORM

    (To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

     FOR VALUE RECEIVED, _______________________________ ("Transferor") hereby sells, assigns and transfers unto _________________________________
("Transferee") the right to purchase Shares represented by the foregoing Warrant to the extent of ___________ shares of Common Stock and does hereby irrevocably constitute and appoint _____________________________, attorney, to transfer the same on the books of the Company with full power of substitution in the premises. Transferee agrees to be bound by all of the terms and conditions of this Warrant (in proportion to its rights under the Warrant vis-a-vis Transferor or any other transferee of rights under this Warrant) as though it were a party to the Warrant in the place of Transferor.

Dated: _______________              TRANSFEROR

                                    By: _____________________________________

                                    Name: ___________________________________

                                    Title: __________________________________

                                    Address: ________________________________

                                             ________________________________


                                    TRANSFEREE

                                    By: _____________________________________

                                    Name: ___________________________________

                                    Title: __________________________________

                                    Address: ________________________________

                                             ________________________________

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever, and must be medallion guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.